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                                                                 EXHIBIT 10.12.3


                               AMENDMENT NO. 3 TO
                      1998 STOCK OPTION AND INCENTIVE PLAN


          The Trinity Industries, Inc. 1998 Stock Option and Incentive Plan (the "1998 Plan") is hereby amended as follows:

          1. The first sentence in Section 2 of the Plan is amended to read in its entirety as follows:

                    "A committee designated by the Board of Directors which shall consist of not less than two members of the Board who shall be appointed by or in accordance with authority delegated by the Board."

          2. The effective date of this Amendment to the 1998 Plan shall be May 3, 2002.

          IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by a duly authorized officer of the Company as of May 3, 2002.


                                        TRINITY INDUSTRIES, INC.


                                        By:
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